Exhibit 99.1 Targeting the Chromatin Regulatory System A Product Platform with Potential to Impact Millions of Patients February 16, 2021Exhibit 99.1 Targeting the Chromatin Regulatory System A Product Platform with Potential to Impact Millions of Patients February 16, 2021

Precision Oncology: Novel Biology with Breadth and Depth

Large Market Potential / Precision Approach

- Biology implicated in up to 50% of cancer potentially impacting ~2.5 million patients

Experienced Leadership Team

- Expertise across drug discovery, clinical development and commercialization
- Over 220 drug candidates into the clinic and over 30 drugs approved

Novel Biology and Targets

- Targeting the chromatin regulatory system
- Integrated and scalable platform
- Chromatin remodeling complexes, transcription factors, and other components

Multiple Drugging Approaches

- Synthetic lethality
- Protein degradation
- Transcription factor disruptors



Potential applications beyond oncology in diseases including virology, autoimmune disease and neurology

FOGHORN THERAPEUTICS

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On Track for Entry Into the Clinic with First Two Programs

Precision Oncology / Breadth and Depth

Program / Target	Modality	Discovery	IND-enabling	Phase 1	Phase 2	Phase 3	Global Rights
FHD-286 (BRG1 / BRM)	*Enzyme inhibitor*	***AML*** ***Uveal melanoma***					FOGHORN THERAPEUTICS
FHD-609 (BRD9)	*Protein degrader*	***Synovial sarcoma***					FOGHORN THERAPEUTICS
Selective BRM	*Enzyme inhibitor & protein degrader*	***BRG1 mutated cancers***					FOGHORN THERAPEUTICS
Selective ARID1B	*Protein degrader*	***ARID1A mutated cancers***					FOGHORN THERAPEUTICS
Partnered program (undisclosed)	*Transcription factor disruptor*						MERCK

Gene Traffic Control® Platform

Using our proprietary Gene Traffic Control platform, we have identified additional genetically determined dependencies to drug using enzymatic inhibitors, protein degraders and transcription factor disruptors

FOGHORN THERAPEUTICS
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Our Gene Traffic Control Platform Makes It Possible to Understand and Drug Genetic Dependencies within the Chromatin Regulatory System Integrated, Scalable, Efficient – Repeatable Paradigm Production of Discovery and Translation to Clinic Chromatin Regulatory Target Identification Targeted Protein Optimization of and Identification of System Components And Validation Degradation Chemical Matter Biomarkers at Scale & Proprietary Assays 4Our Gene Traffic Control Platform Makes It Possible to Understand and Drug Genetic Dependencies within the Chromatin Regulatory System Integrated, Scalable, Efficient – Repeatable Paradigm Production of Discovery and Translation to Clinic Chromatin Regulatory Target Identification Targeted Protein Optimization of and Identification of System Components And Validation Degradation Chemical Matter Biomarkers at Scale & Proprietary Assays 4

Experienced Leadership Team with Industry Leading Advisors and Investors

SENIOR LEADERSHIP TEAM

Adrian Gottschalk, President & CEO
Development through commercialization in multiple therapeutic areas across >25 drug programs
Biogen

Carl Decicco, Ph.D., CSO
>200 drugs transitioned to the clinic, 20 approvals
Bristol-Myers Squibb

Sam Agresta, M.D., M.P.H., CMO
Global drug approval experience, 3 drug approvals
agios, Genentech, Infinity

Michael LaCascia, CLO
Former GC, Vertex Pharmaceuticals, global law and compliance experience, 2 drug approvals
Vertex, WilmerHale

Steve Bellon, Ph.D., SVP, Drug Discovery
20+ years in industry drugging novel targets, incl. bromo platform at Constellation
Constellation, Amgen, Vertex

Allan Reine, M.D., CFO
15 years biotech investor and public company CFO
pieris

Carlos Costa, SVP, HR
20+ years worldwide experience across multiple countries and regions
Biogen, Roche, P&G

Fanny Cavalie, SVP, Business & Operations
Global development through launch for >20 drugs, portfolio and BD strategy experience
Biogen, McKinsey & Company

BOARD OF DIRECTORS

Doug Cole, M.D.
Flagship Pioneering – Board Chair; Founder

Adrian Gottschalk
Foghorn President & CEO

Jose Baselga, M.D., Ph.D.
AstraZeneca R&D Oncology

Cigall Kadoch, Ph.D.
Dana-Farber, Broad, HMS; Founder

Scott Biller, Ph.D.
Former CSO and Strategic Advisor, Agios

Adam Koppel, M.D., Ph.D.
Bain Capital Life Sciences

Simba Gill, Ph.D.
Evelo Biosciences, Partner at Flagship Pioneering

Michael Mendelsohn, M.D.
Cardurion Pharmaceuticals

SCIENTIFIC AND OTHER ADVISORS

Charles Sawyers, M.D.
MSKCC, HHMI – SAB Chair

David Schenkein, M.D.
General Partner, GV

Gerald Crabtree, M.D.
Stanford, HHMI; Founder

Tony Kouzarides, Ph.D.
Gurdon Institute – University of Cambridge

Faheem Hasnain
Gossamer Bio, Chair of Mirati

Ian Smith
Former COO Vertex Pharmaceuticas, Chair of Solid Bio., Chair of ViaCyte

Craig Peterson, Ph.D.
Professor UMass Medical School

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FOGHORN THERAPEUTICS

The Chromatin Regulatory System

Orchestrates Gene Expression

The Chromatin Regulatory System Orchestrates Gene Expression

Two Major Components Work in Concert - Chromatin Remodeling Complexes and Transcription Factors

1 Work together to orchestrate gene expression

Chromatin



Chromatin – compacted form of DNA inside the nucleus of the cell

Chromatin remodeling complex

Transcription Factor





Right genes

2 TF's guide chromatin remodeling complexes to the right locations

3 Once chromatin unpacked, gene expression can occur



Normal gene expression

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Breakdowns in the Chromatin Regulatory System Lead to Disease Mutations in Chromatin Remodeling Complex Result in Abnormal Gene Expression Mutated or Overexpressed TF Hijacks Chromatin Remodeling Complex to Wrong Location DISEASE DISEASE 8Breakdowns in the Chromatin Regulatory System Lead to Disease Mutations in Chromatin Remodeling Complex Result in Abnormal Gene Expression Mutated or Overexpressed TF Hijacks Chromatin Remodeling Complex to Wrong Location DISEASE DISEASE 8

Chromatin Regulatory System Implicated in Over 50% of Cancers Potentially Impacting Over 2.5M Patients 28 Chromatin Remodeling BAF Complex and Associated Transcription Factors Complexes and >1,000 TFs + BAF Complex Subunits Estimate >100 Transcription Mutated and Dysregulated Factors Associated with just in Cancer the BAF Complex 9Chromatin Regulatory System Implicated in Over 50% of Cancers Potentially Impacting Over 2.5M Patients 28 Chromatin Remodeling BAF Complex and Associated Transcription Factors Complexes and >1,000 TFs + BAF Complex Subunits Estimate >100 Transcription Mutated and Dysregulated Factors Associated with just in Cancer the BAF Complex 9

Mutations Lead to Disease Specific Genetic Dependencies on the Chromatin Regulatory System

Novel Targets

Mutations in Chromatin Remodeling Complexes



Transcription Factor Mutations / Overexpression



Mutations that Impinge on the Chromatin Regulatory System



Tailored Drugging Approaches

Enzymatic Inhibitors:
Highly selective and allosteric small molecule inhibitors


ATP
ADP

Targeted Protein Degradation:
Bi-functional protein degraders for targets with no enzymatic activity



Transcription Factor Disruptors:
Disrupt interactions between chromatin remodeling complexes and transcription factors


Potential druggable sites

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Pursuing a Precision Oncology Approach

Each Program is Based on a Genetically Defined Dependency

Program	Mutation / Abberation	Genetic Dependency	Target Patient Population*	Drug Approach
FHD-286	Elevated BRG1 expression	BRG1	AML (20,000)	Enzymatic Inhibitor
	GNAQ/GNA11	SOX10 / MITF / BAF complex	Uveal Melanoma (5,000)	
FHD-609	SS18-SSX1, SSX2, SSX4	BRD9	Synovial Sarcoma (>1,800)	Protein Degrader
Selective BRM	BRG1	BRM	BRG1 mutated cancers (>100K)	Enzymatic Inhibitor / Protein Degrader
Selective ARID1B	ARID1A	ARID1B	ARID1A mutated cancers (>175K)	Protein Degrader
Transcription Factors	Various	Specific TF – Chromatin Remodeling Complex	Various	Transcription Factor Disruptor

*U.S., EU5, Japan

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FHD-286: Clinical Entry Point - AML and Uveal Melanoma FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complexFHD-286: Clinical Entry Point - AML and Uveal Melanoma FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

FHD-286 Targets Abnormal Dependencies on BAF in Cancer

Target / Approach	• BRG1/BRM ATPase • Small molecule, allosteric, oral enzymatic inhibitor
Indications	• Acute myelogenous leukemia (AML) • Uveal melanoma • Indication expansion work ongoing in multiple solid tumors
Mutation / Aberration	• **AML**: BRG1 elevated in blast cells • **Uveal Melanoma**: GNAQ/GNA11 mutated UM is driven by an abnormal dependency on BAF
Program Status	• On track for clinical data as early as Q4'21
New Patients Impacted / year*	• **AML: Over 20,000 relapsed and/or refractory patients** • **Uveal melanoma: Over 5,000 patients**

* US, EU5, Japan

BAF Chromatin Remodeling Complex


BRG1
BRM
BRG and BRM Subunits

- **BRM/BRG1 is the engine (ATPase) of the BAF chromatin remodeling complex**
- **BRG1 & BRM are highly similar proteins**

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Therapeutic Rationale for AML: Blast Cells Dependent on BRG1-BAF


Cancerous blast cells rely on elevated BRG1-BAF expression
BRG1 expression level
BRG1 expression level
Intervention decreases BRG1-BAF activity
Disease State
HSC
AML blasts stuck in BAF-dependent proliferative phase
Treatment with FHD-286
Differentiation
Loss of blast phenotype / Apoptosis

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Treatment with FHD-286 of Patient-Derived AML Tumor Samples was Associated with both Differentiation and Cytoreduction Patient #1 Sample BM-de novo AML Patient #2 Sample BM-secondary AML Patient #3 Sample BM-secondary AML Exposure-dependent differentiation effect and cytoreduction (Cytoreduction is equivalent to standard of care) Total Blasts Differentiation-like Blasts Immature Blasts Patient #1 Sample: Example of exposure-dependent differentiation effect 15Treatment with FHD-286 of Patient-Derived AML Tumor Samples was Associated with both Differentiation and Cytoreduction Patient #1 Sample BM-de novo AML Patient #2 Sample BM-secondary AML Patient #3 Sample BM-secondary AML Exposure-dependent differentiation effect and cytoreduction (Cytoreduction is equivalent to standard of care) Total Blasts Differentiation-like Blasts Immature Blasts Patient #1 Sample: Example of exposure-dependent differentiation effect 15

Dose-Dependent Tumor Growth Inhibition Observed with FHD-286 Treatment in AML CDX Models Tumor Volume Body Weight 120 1250 1000 110 750 100 MV4-11 500 CDX Model 90 (FLT3 ITD, MLL-AF4) 250 0 80 0 7 14 21 0 7 14 21 Days Post Treatment Days Post Treatment Tumor Volume Body Weight 3200 120 2400 110 OCI-AML2 1600 100 CDX Model (MII-AF6, DNMT3a mut.) 800 90 0 80 0 7 14 21 0 7 14 21 Days Post Treatment Days Post Treatment 16 3 3 Tumor Volume (mm ) Tumor Volume (mm ) Body Weight Change (%) Body Weight Change (%)Dose-Dependent Tumor Growth Inhibition Observed with FHD-286 Treatment in AML CDX Models Tumor Volume Body Weight 120 1250 1000 110 750 100 MV4-11 500 CDX Model 90 (FLT3 ITD, MLL-AF4) 250 0 80 0 7 14 21 0 7 14 21 Days Post Treatment Days Post Treatment Tumor Volume Body Weight 3200 120 2400 110 OCI-AML2 1600 100 CDX Model (MII-AF6, DNMT3a mut.) 800 90 0 80 0 7 14 21 0 7 14 21 Days Post Treatment Days Post Treatment 16 3 3 Tumor Volume (mm ) Tumor Volume (mm ) Body Weight Change (%) Body Weight Change (%)

Therapeutic Rationale for Uveal Melanoma: Dependency on Overexpression of the MITF / SOX10 Transcription Factors and the BAF Complex Inhibiting BRG1/BRM to shut down the abnormal TF interaction with the BAF complex Biology Validation of Dependency and Approach MITF ChIPseq Over 85% of uveal melanoma cancers have GNAQ or GNA11 mutations MITF SOX10 ChIPseq SOX10 17Therapeutic Rationale for Uveal Melanoma: Dependency on Overexpression of the MITF / SOX10 Transcription Factors and the BAF Complex Inhibiting BRG1/BRM to shut down the abnormal TF interaction with the BAF complex Biology Validation of Dependency and Approach MITF ChIPseq Over 85% of uveal melanoma cancers have GNAQ or GNA11 mutations MITF SOX10 ChIPseq SOX10 17

FHD-286 was Associated with Dose-Dependent Tumor Regression in Uveal Melanoma CDX Models at Tolerated Doses Tumor Volume Body Weight MP-46 uveal melanoma 1200 120 CDX model 900 110 • Dose-dependent tumor growth 600 100 inhibition 300 90 • Well tolerated 0 80 0 7 14 21 28 0 7 14 21 28 Days Post Treatment Days Post Treatment Tumor Volume Body Weight 900 120 92-1 uveal melanoma 750 CDX model 110 600 • Dose-dependent tumor growth 450 100 inhibition 300 90 • Tumor regression at 1.5 mg/kg, 150 PO, QD 0 80 0 5 10 15 20 0 5 10 15 20 • Well tolerated Days Post Treatment Days Post Treatment 18 3 3 Tumor Volume (mm ) Tumor Volume (mm ) Body Weight Change (%) Body Weight Change (%)FHD-286 was Associated with Dose-Dependent Tumor Regression in Uveal Melanoma CDX Models at Tolerated Doses Tumor Volume Body Weight MP-46 uveal melanoma 1200 120 CDX model 900 110 • Dose-dependent tumor growth 600 100 inhibition 300 90 • Well tolerated 0 80 0 7 14 21 28 0 7 14 21 28 Days Post Treatment Days Post Treatment Tumor Volume Body Weight 900 120 92-1 uveal melanoma 750 CDX model 110 600 • Dose-dependent tumor growth 450 100 inhibition 300 90 • Tumor regression at 1.5 mg/kg, 150 PO, QD 0 80 0 5 10 15 20 0 5 10 15 20 • Well tolerated Days Post Treatment Days Post Treatment 18 3 3 Tumor Volume (mm ) Tumor Volume (mm ) Body Weight Change (%) Body Weight Change (%)

FHD-286 Clinical Development Plan

Our Understanding of the Biology and Target allows for the Selection of Focused Patient Populations

CLINICAL PLAN

AML & Uveal Melanoma FIH Phase 1 Studies

Relapsed / Refractory AML

Metastatic Uveal Melanoma

Trial Design

- "3 + 3" accelerated titration design
- Retrospective biomarker analysis to further evaluate safety and efficacy
- Assess safety, PK, biomarkers and efficacy

Expansion cohorts in AML, UM and potentially other indications

Potential for entry into definitive efficacy trials in AML

Potential for entry into definitive efficacy trials in metastatic uveal melanoma

Potential for Indication Expansion Beyond AML and UM

Early clinical data as early as Q4 2021

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FHD-609: Clinical Entry Point – Synovial Sarcoma FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complexFHD-609: Clinical Entry Point – Synovial Sarcoma FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex

FHD-609 Targets and Degrades the BRD9 subunit of BAF which is Required for Synovial Sarcoma Cells to Survive Selective, Potent BRD9 Targeted Protein Degrader • BRD9 Target / BRD9 subunit Approach • Intravenous Protein Degrader • Synovial Sarcoma Initial Indication Mutation / • SS18-SSX1 / SSX2 / SSX4 protein fusions Aberration Upcoming • IND submission Q2 2021 Milestones SS18-SSX1 / SSX2 / New Patients SSX4 mutated subunit • Synovial Sarcoma: Over 1,800 Impacted patients / year / year* • BRD9 is required for the survival of synovial sarcoma cells * US, EU5, Japan 21 BRD9 Dependency ScoreFHD-609 Targets and Degrades the BRD9 subunit of BAF which is Required for Synovial Sarcoma Cells to Survive Selective, Potent BRD9 Targeted Protein Degrader • BRD9 Target / BRD9 subunit Approach • Intravenous Protein Degrader • Synovial Sarcoma Initial Indication Mutation / • SS18-SSX1 / SSX2 / SSX4 protein fusions Aberration Upcoming • IND submission Q2 2021 Milestones SS18-SSX1 / SSX2 / New Patients SSX4 mutated subunit • Synovial Sarcoma: Over 1,800 Impacted patients / year / year* • BRD9 is required for the survival of synovial sarcoma cells * US, EU5, Japan 21 BRD9 Dependency Score

Robust in vivo Activity Observed in Synovial Sarcoma Model and BRD9 Degradation Associated with FHD-609 Treatment Weekly Dosing of FHD-609 Achieved Sustained BRD9 Degradation • Sustained BRD9 Degradation SY01 Synovial Sarcoma CDX Model • Mutation: SS18-SSX2 • Inhibited tumor growth • Dose dependent BRD9 degradation correlated with anti-tumor activity 22Robust in vivo Activity Observed in Synovial Sarcoma Model and BRD9 Degradation Associated with FHD-609 Treatment Weekly Dosing of FHD-609 Achieved Sustained BRD9 Degradation • Sustained BRD9 Degradation SY01 Synovial Sarcoma CDX Model • Mutation: SS18-SSX2 • Inhibited tumor growth • Dose dependent BRD9 degradation correlated with anti-tumor activity 22

Superior Tumor Growth Inhibition of FHD-609 in a Synovial Sarcoma Model as Compared to Ifosfamide and Pazopanib Tumor Volume Body Weight ASKA CDX Model 2800 120 • Mutation: SS18-SSX1 2100 110 • Superior tumor growth inhibition compared to ifosfamide and pazopanib 1400 100 • Complete suppression observed 700 90 over 30 days at 2 mg/kg of FHD- 609 0 80 0 10 20 30 40 0 7 14 21 28 Days Post Treatment Days Post Treatment 23 3 Tumor Volume (mm ) % Body Weight ChangeSuperior Tumor Growth Inhibition of FHD-609 in a Synovial Sarcoma Model as Compared to Ifosfamide and Pazopanib Tumor Volume Body Weight ASKA CDX Model 2800 120 • Mutation: SS18-SSX1 2100 110 • Superior tumor growth inhibition compared to ifosfamide and pazopanib 1400 100 • Complete suppression observed 700 90 over 30 days at 2 mg/kg of FHD- 609 0 80 0 10 20 30 40 0 7 14 21 28 Days Post Treatment Days Post Treatment 23 3 Tumor Volume (mm ) % Body Weight Change

FHD-609 Clinical Development Plan

Our Understanding of the Biology and Target allows for the Selection of Focused Patient Populations

CLINICAL PLAN

Synovial Sarcoma FIH Phase 1

Metastatic Synovial Sarcoma	Synovial Sarcoma expansion cohorts	*Potential for entry into definitive efficacy trials in synovial sarcoma*
	SMARCB-1 deleted tumors and potentially other indications	

Trial design:

- "3+3" Design
- Patients: Synovial cell sarcoma
- Primary endpoints: Assess safety, PK, efficacy and biomarkers

Biomarkers:

- SS18-SSX1, SS18-SSX2 or SS18-SSX4 translocation

IND submission expected in Q2 2021

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On Track for Entry Into the Clinic with First Two Programs

Precision Oncology / Breadth and Depth

Program / Target	Modality	Discovery	IND-enabling	Phase 1	Phase 2	Phase 3	Global Rights
FHD-286 (BRG1 / BRM)	*Enzyme inhibitor*	***AML Uveal melanoma***					FOGHORN THERAPEUTICS
FHD-609 (BRD9)	*Protein degrader*	***Synovial sarcoma***					FOGHORN THERAPEUTICS
Selective BRM	*Enzyme inhibitor & protein degrader*	***BRG1 mutated cancers***					FOGHORN THERAPEUTICS
Selective ARID1B	*Protein degrader*	***ARID1A mutated cancers***					FOGHORN THERAPEUTICS
Partnered program (undisclosed)	*Transcription factor disruptor*						MERCK

Gene Traffic Control® Platform

Using our proprietary Gene Traffic Control platform, we have identified additional genetically determined dependencies to drug using enzymatic inhibitors, protein degraders and transcription factor disruptors

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Selective BRM Modulators for BRG1 Mutated Cancers Enzymatic Inhibitor and Protein Degrader ProgramsSelective BRM Modulators for BRG1 Mutated Cancers Enzymatic Inhibitor and Protein Degrader Programs

BRG1 Mutations Create a Genetic Dependency on BRM

Selective BRM Modulators Overview

Target / Approach	• BRM • Enzymatic inhibitor • Targeted protein degrader
Indication	• BRG1 mutated cancers (e.g., NSCLC), 30+ cancers with BRG1 mutations
Mutation / Aberration	• BRG1
Stage	• Pre-clinical
New Patients Impacted / year*	• > 100,000

* US, EU5, Japan


BRM
BRG1
BRG1 Mutation
BRM Dependency Score
0.6
0.4
0.2
0.0
-0.2
-0.4
-0.6
-0.8
Cancer Cell Growth Inhibited
Cancer Cell Lines

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BRG1 Mutated in ~5% of All Tumors – Potential Broad Addressable Patient Populations BRG1 mutated across range of tumors Accounts for ~5% of all tumors BRG1 mutated in up to 10% of NSCLC tumors, minimal overlap with other mutations 28BRG1 Mutated in ~5% of All Tumors – Potential Broad Addressable Patient Populations BRG1 mutated across range of tumors Accounts for ~5% of all tumors BRG1 mutated in up to 10% of NSCLC tumors, minimal overlap with other mutations 28

20X Selective BRM Inhibitor and Targeted Protein Degrader Discovered from Gene Traffic Control Platform

Selective BRM Modulators

BRM Selective Inhibitor Program

- Panel showing biochemical selectivity of a 20X more selective inhibitor of BRM vs. BRG1

Enzyme assay using BRG1 and BRM subunits | **Enzyme assay using BRG1 and BRM containing full BAF complexes** | **Cellular assays for BRG1 and BRM**



% Activity
120
100
80
60
40
20
0
0.01
0.1
1.0
10.0
Concentration µM
BRG1
BRM

BRM Selective Degrader Program

- Selective BRM degrading molecules led to the degradation of over 75% of BRM while leaving BRG1 unchanged



% Degradation
100
80
60
40
20
0
-20
0.01
0.1
1.0
10.0
100.0
Concentration µM
BRG1 Protein Level
BRM Protein Level

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Selective ARID1B Protein Degrader for ARID1A Mutated CancersSelective ARID1B Protein Degrader for ARID1A Mutated Cancers

ARID1A – Most Mutated Subunit in BAF Complex – Creates Dependency on ARID1B

Selective ARID1B Protein Degrader Overview

Target / Approach	• ARID1B • Targeted Protein Degrader
Indication	• ARID1A mutated cancers
Mutation / Aberration	• ARID1A mutations (e.g., ovarian, endometrial, colorectal, bladder and other cancers)
Stage	• Pre-clinical
New Patients Impacted / year*	• **> 175,000**


ARID1A
ARID1B
ARID1A WT
ARID1A Mutant
ARID1B Dependency Score
0.75
0.50
0.25
0.00
−0.25
−0.50
−0.75
−1.00
−1.25
Cancer Cell Lines

* US, EU5, Japan

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ARID1B Highlights Broad Potential of Foghorn Gene Traffic Control Platform

Biology

- ARID1A is the most highly mutated subunit of the BAF complex in cancer
- ~5% of all tumors harbor ARID1A mutations including; endometrial cancer (~40%), bladder cancer (~25%) and ovarian (~15%)
- Synthetic lethal relationship with ARID1B
- Developing protein degraders to ARID1B



Highly purified ARID1B-BAF Complex


ARID1B

Drugging Strategy

- Platform produces BAF complexes and subcomplexes containing either ARID1A or ARID1B at scale
- Status: Validating hits from multiple High Throughput Screens

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Novel Approach to Targeting Transcription Factors Disrupting Transcription Factor – Chromatin Remodeling Complex InteractionsNovel Approach to Targeting Transcription Factors Disrupting Transcription Factor – Chromatin Remodeling Complex Interactions

A New Approach to Drugging Transcription Factors Enabled by Proprietary Ability to Purify and Synthesize Chromatin Regulatory System Components Foghorn’s Focus TFs are compelling drug targets… • Highly involved in gene expression • Implicated in range of cancers and other Potential druggable sites diseases …but historically difficult to target • Featureless surface: no druggable binding pocket • Tight interactions with DNA: Historical undruggable affinities Focus Foghorn has a new approach focusing on interaction with BAF ▪ Druggable binding pockets ▪ Druggable affinities 34A New Approach to Drugging Transcription Factors Enabled by Proprietary Ability to Purify and Synthesize Chromatin Regulatory System Components Foghorn’s Focus TFs are compelling drug targets… • Highly involved in gene expression • Implicated in range of cancers and other Potential druggable sites diseases …but historically difficult to target • Featureless surface: no druggable binding pocket • Tight interactions with DNA: Historical undruggable affinities Focus Foghorn has a new approach focusing on interaction with BAF ▪ Druggable binding pockets ▪ Druggable affinities 34

Transcription Factor-Chromatin Remodeling Complex Interactions

Unique Insights in Where and How Transcription Factors Bind

TF #1



KD = 21 nM


RU
0
100
200
300
400
0.01
0.1
1
10
100
1000
TF #1 (nM)

TF #2



KD = 125 nM


RU
0
50
100
150
200
250
0.1
1
10
100
1000
10000
TF #2 (nM)

TF #3



KD = 94 nM


RU
0
50
100
150
200
250
300
350
0.1
1
10
100
1000
10000
TF #3 (nM)

TF #4



KD = 351 nM


RU
0
100
200
300
400
0.1
1
10
100
1000
10000
TF #4 (nM)

Transcription Factors (TF):

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Highly Scalable Approach and Significant Unmet Medical Need

Potential to drug > 100 TFs associated with BAF

TF #X Primary HTS of >330K compounds


Median + 3σ = 37.5%
Selected hits (~3500 compounds)
Count
Pct Inhibition

TF #Y Primary HTS of >250K compounds



- >100 TFs estimated associated with BAF
- Foghorn pursuing multiple TFs in parallel
- HTS on full BAF complex + TF target
- Approach highly scalable and potential broad application – other chromatin remodeling complexes and other diseases

- Merck collaboration to drug single specified transcription factor target
- $425 million in up-front, research, development and sales-based milestones
- Up to low double-digit royalties on product sales

MERCK

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On Track for Entry Into the Clinic with First Two Programs

Precision Oncology / Breadth and Depth

Program / Target	Modality	Discovery	IND-enabling	Phase 1	Phase 2	Phase 3	Global Rights
FHD-286 (BRG1 / BRM)	*Enzyme inhibitor*	***AML*** ***Uveal melanoma***		**FHD-286: Early Clinical Data (Q4 2021)**			FOGHORN THERAPEUTICS
FHD-609 (BRD9)	*Protein degrader*	***Synovial sarcoma***		**FHD-609: IND Submission (Q2 2021)**			FOGHORN THERAPEUTICS
Selective BRM	*Enzyme inhibitor & protein degrader*	***BRG1 mutated cancers***					FOGHORN THERAPEUTICS
Selective ARID1B	*Protein degrader*	***ARID1A mutated cancers***					FOGHORN THERAPEUTICS
Partnered program (undisclosed)	*Transcription factor disruptor*						MERCK

Gene Traffic Control® Platform

Using our proprietary Gene Traffic Control platform, we have identified additional genetically determined dependencies to drug using enzymatic inhibitors, protein degraders and transcription factor disruptors

FOGHORN THERAPEUTICS

37